UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007– November 30, 2008

Item 1: Reports to Shareholders

>  For fiscal year 2008, Vanguard Convertible Securities Fund returned approximately –35%, a disappointing absolute result, but a strong relative performance in a battered market.

>  Global credit-market turmoil and the bankruptcy of a major investment bank had an outsized impact on the performance of most convertible securities.

>  The advisor’s conservative approach, along with a relatively light exposure to battered financial stocks, helped the fund’s relative results.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Convertible Securities Fund	VCVSX	–34.81%
Merrill Lynch All Convertibles–All Qualities Index[1]		–39.76
Average Convertible Securities Fund[2]		–38.12

Your Fund’s Performance at a Glance
November 30, 2007–November 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$14.95	$8.86	$0.501	$0.820

1  Formerly named the Merrill Lynch All US Convertibles Index.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

The fiscal year ended November 30, 2008, was especially challenging for convertible securities, which combine some of the characteristics of common stocks and bonds.

Typically, because these two asset classes tend not to rise or fall in tandem, convertibles can be expected to benefit either from gains in the underlying common stock or from the relative price stability and income cushion provided by bonds and preferred stock dividends. But there was nothing “normal” about the year 2008, when stocks and many bonds suffered steep declines as financial and economic turmoil intensified.

In this environment, Vanguard Convertible Securities Fund returned –34.81% for the 12 months. In the hard-hit convertibles market, this disappointing absolute return was superior to the returns of the fund’s benchmark index, the peer-group average, and the broad U.S. stock market.

The advisor’s focus on convertible bonds that appear to offer better protection if their underlying common stock price falls helped the fund’s relative performance during this difficult period. In contrast, some fund managers concentrate more on the appreciation potential in convertibles’ equity features, and invest directly in common stock, potentially resulting in more risk. Your advisor’s positioning also moderated the damage from some of the market’s weakest performers, especially in the financial sector.

If you own shares of the fund in a taxable account, see page 24 for a report on after-tax returns for the 12 months, based on the highest tax bracket.

Stock market weakness was sharp and broad-based

Stock markets worldwide, including the U.S. stock market, registered some of the worst 12-month performances in many years. Stocks were weak throughout the year, but declines accelerated in September as the financial crisis deepened and several large financial institutions collapsed, received government assistance, or were taken over by competitors. Market volatility spiked, and daily stock market swings of several percentage points became common.

The effects of the financial crisis, which originated in the U.S. fixed income markets, continued to hamper the broader economy. Unemployment increased, consumer confidence declined, and production levels fell. Shortly after the close of the fund’s fiscal year, the National Bureau of Economic Research (the body responsible for dating the nation’s business cycles) confirmed that the U.S. economy had been in recession since December 2007.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–38.98%	–9.10%	–1.43%
Russell 2000 Index (Small-caps)	–37.46	–10.13	–1.65
Dow Jones Wilshire 5000 Index (Entire market)	–38.84	–8.96	–1.16
MSCI All Country World Index ex USA (International)	–48.95	–6.84	3.37

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	1.74%	4.56%	4.10%
Barclays Capital Municipal Bond Index	–3.61	1.66	2.58
Citigroup 3-Month Treasury Bill Index	2.07	3.86	3.11

CPI
Consumer Price Index	1.07%	2.44%	2.86%

For the fund’s fiscal year, the broad U.S. stock market returned –38.84%. International stocks fared worse, returning –48.95%.

Amid economic uncertainty, bond investors preferred Treasuries

Credit markets remained unsettled throughout the 12-month period. Bond investors grew increasingly reluctant to lend to corporations and even credit-worthy states and municipalities. Instead, investors preferred the liquidity and relative safety of U.S. Treasury securities. This tendency persisted throughout the year and intensified toward the close of the period, as demand for Treasuries drove their prices higher and yields lower. At the end of November, the yield of the shortest-term Treasuries neared 0%, and the yield of the 10-year Treasury note dipped below 3% for the first time in five decades, indicating a remarkable level of risk-aversion for investors across the maturity spectrum.

The U.S. Federal Reserve Board responded to the credit crisis by creating new lending programs and dramatically easing monetary policy. During the year, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

For the 12 months, the broad taxable bond market returned 1.74%; the tax-exempt bond market returned –3.61%.

Turmoil in credit markets took a heavy toll on convertibles

In a tumultuous market for stocks and bonds, convertible securities were buffeted from all sides. These relatively specialized securities were also hit by a number of technical developments with unique consequences for the convertibles market.

With common stocks caught in the tight grip of the first bear market since 2002, the prices—and returns—of convertibles followed suit. And as anxious investors sold anything not issued by the U.S. Treasury, they pushed down prices of corporate bonds, especially medium-to-lower quality issues such as convertibles—negating much of the downside protection these securities might otherwise offer.

In addition to these broad-based challenges, convertibles came under specific and disproportionate pressure in September when the bankruptcy of Lehman Brothers Holdings, a major presence in the convertibles market, led to heavy selling. Also in September, new Securities and Exchange Commission restrictions on short sales of financial stocks put severe pressure on prices of many convertibles that were used in complex trading strategies involving selling stocks short. The net result of credit-market turmoil was a significant decrease in demand for convertibles, not only in terms of their intrinsic investment value but also as tools for other strategies.

Among the market’s hardest-hit sectors were financial and consumer discretionary companies, which, fortunately, were significantly underrepresented in the Convertible Securities Fund. As in 2007, the advisor’s light exposure to the financial sector in fiscal 2008 helped the fund sidestep some of the considerable damage to a broad range of financial companies. During the year, the fund held some of these companies—including American International Group (AIG), Citigroup, Federal National Mortgage Association (FNMA), Lehman Brothers, and Washington Mutual—but the positions were not significant.

The prospects of consumer discretionary firms were dimmed by the global economic slowdown, coupled with housing woes and several months of record-high gas prices at the pump, which forced consumers to cut back on nonessential spending.

Two of the fund’s largest positions—health care and energy—held up better than most other market sectors. Energy stocks, which had been among the best gainers in the fiscal first half, traced a path similar to the steep reversal in oil prices during the second half. However, the advisor was able to take profits in some energy and health care holdings, especially earlier in

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Convertible
	Fund	Securities Fund
Convertible Securities Fund	0.77%	1.43%

Total Returns
Ten Years Ended November 30, 2008
Average
Annual Return
Convertible Securities Fund	4.42%
Spliced Convertibles Index[2]	1.83
Average Convertible Securities Fund[3]	1.88

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  The fund expense ratio shown is from the prospectus dated March 24, 2008. For the fiscal year ended November 30, 2008, the fund’s expense ratio was 0.71%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

2  CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All Convertibles–All Qualities Index thereafter.

3  Derived from data provided by Lipper Inc.

the year, helping to reduce the portfolio’s exposure to the more recent weakness in these sectors.

For more information on the fund’s positioning and performance during the year, please see the Advisor’s Report, which begins on page 7.

Credit analysis and discipline support long-term results

As shareholders, you know that Vanguard encourages investors not to evaluate a fund based on its short-term results, which can be much more volatile. But even long-term results can vary widely depending on when measurement begins and ends.

The decade through November 2008 is a case in point. The steep 2008 bear market joined the 2000–2002 bear market in the fund’s ten-year performance calculation, replacing the robust stock returns of fiscal 1998. The impact of a simple one-year shift was dramatic: Last year, the ten-year average annual return of the Convertible Securities Fund was 8.75%, compared with 6.60% for the broad U.S. stock market (as measured by the Dow Jones Wilshire 5000 Index).

One year later, for the decade ended November 30, 2008, the Convertible Securities Fund had a more modest average annual return of 4.42%, outperforming (by more than 2.50 percentage points) its unmanaged benchmark index, the peer group’s average return, and the slight decline of the broad U.S. stock market for the decade. The fund benefited from the advisor’s strong credit analysis, focus on superior downside protection, and disciplined approach to selling holdings. And the fund’s low expenses help investors keep more of the portfolio’s returns.

There’s no doubt that the entire past decade has been a disappointment, and such rough patches can understandably shake investor confidence. But history suggests that following the time-tested principles of diversification and balance among the major asset classes can help position you to benefit from the market’s long-term opportunities. The Convertible Securities Fund, which seeks to earn stocklike returns with less risk over time, can play a useful and complementary role within a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

December 15, 2008

Advisor’s Report

Vanguard Convertible Securities Fund performed relatively well in one of the most dramatic and turbulent times in U.S. financial history. Even though the fund outperformed its primary benchmark, however, it is hard to feel pleased given the very negative absolute level of return. The convertible securities market was hurt not only by the turmoil in the stock and credit markets, but also by events specific to convertible securities.

The investment environment

For most of the fiscal year, the convertibles market hummed along with good daily trading volumes and merger-and-acquisition activity, as well as reasonably strong new issuance. Most importantly, convertibles offered the normal (if not better-than-normal) downside protection they can provide in a difficult equity market. However, the environment changed dramatically late in the period, as several events created dramatic dislocations in trading activity and, more significant, valuations. The prices of convertible securities began falling sharply in September as demand evaporated and selling increased to very high levels.

Although valuations had declined somewhat prior to the implosion of Lehman Brothers in mid-September, the investment bank’s bankruptcy filing started waves of selling in convertibles. Lehman had posted its

Major Portfolio Changes
Fiscal Year Ended November 30, 2008

Additions	Comments
Amgen	Attractive, short-dated convertible bond of leading
(0.13% convertible note due 2/01/11)	biotech company.
AMR	Attractive bond purchased in high 80s with put at 100 in
(4.50% convertible note due 2/15/24)	February 2009.
CommScope	Convertible with stable equity story. Bonds can be put to issuer
(1.00% convertible note due 3/15/24)	in March 2009.
EMC	Statistically attractive with high credit quality.
(1.75% convertible note due 12/01/11)
Medtronic	Long-term attractive equity story, with very favorable return/risk
(1.50% convertible note due 4/15/11)	convertible structure.

Reductions	Comments
American International Group	Sold all because of rapidly deteriorating fundamentals.
(8.50% mandatory convertible)
CIT Group	Sold all to reduce our overall exposure to convertible preferreds.
(8.75% convertible preferred)
General Motors	Sold all because of rapidly deteriorating fundamentals.
(6.25% convertible note due 7/15/33)
Nabors Industries Ltd.	Sold all after developing very high conversion premium.
(0.94% convertible note due 5/15/11)

convertible holdings as collateral to many commercial banks. After the bankruptcy filing, a number of lenders (both domestic and foreign banks) sold this collateral at prices well below previous trading levels. These lenders were not careful sellers, had little market information, and simply wanted to get enough from the collateral to cover their loan balances.

The liquidation of Lehman’s multibillion-dollar portfolio at lowball prices over the course of less than a week caused great concern and pain among market participants. Especially hurt were those with leveraged convertible portfolios that theoretically were “hedged”—holding long positions in convertibles while short-selling an appropriate amount of the underlying common stock. This strategy of convertible investing is a very significant factor in the convertible securities market.

Also in mid-September, the Securities and Exchange Commission announced a surprising temporary ban on short selling of approximately 800 financial stocks, later expanding the order to cover nearly 1,000 names that included many nonfinancial companies. The SEC’s intent was to stabilize the prices of financial stocks, protect the integrity of the securities market, and strengthen investor confidence. However, the ban had the opposite impact on convertible hedge portfolios (also known as arbitrage or “arb” portfolios), wreaking havoc on their basic long/short strategy. This caused many convertible arbitrage managers to quickly unwind their positions, selling whatever they could as quickly as they could. The distress was compounded by accelerating redemptions from the arb portfolios, which were already experiencing a higher level of redemptions due to lackluster or poor performance over the last several quarters.

The coincident timing of Lehman’s liquidation and the short-selling ban could not have been worse, given all the other negative macroeconomic and liquidity conditions in the financial markets. Valuations were crushed across a wide swath of convertibles. Short-term investment-grade paper fell as much as longer-term non-investment-grade issues. Any holding on the Lehman list was particularly hard hit, as were financial preferred stocks—which underperformed the underlying common shares, themselves declining. In summary, the unprecedented ban on short selling was a dramatic and destabilizing factor across the convertible securities market.

The good news is that securities are finding a price that gets the trade done. We, along with pure equity funds, equity-income portfolios, multi-strategy funds, and other convertible managers, have been taking advantage of the forced selling to buy in our market. Several companies are also buying back their convertibles.

New convertible issuance was $6.1 billion for the third calendar quarter, bringing total proceeds for the first nine months of the year to $57.8 billion. As we write, there has been no new issuance since early September.

Our successes and shortfalls

Despite our emphasis on securities offering downside protection, we were nearly fully invested as usual and could not escape the quick and painful drop in convertible prices. In comparison with the benchmark index, our significant underweighting in financial issues benefited us greatly, but our overweighted energy exposure hurt as the price of energy (oil, gas, and coal) retreated sharply with the expected slowdown in global energy needs.

Our biggest underperformers during the period were convertibles from Chesapeake Energy, Ciena, ON Semiconductor, and Bank of America. On the positive side, our better performers included Alpharma, Gilead Sciences, AMR, and Goodrich Petroleum. At the time of their demise, we did not hold any convertibles from Lehman Brothers (we had previously held a small position), Washington Mutual, Fannie Mae, or Wachovia. We did suffer with a holding in American International Group, which we sold in mid-September, but not before the position took about 50 basis points off the fund’s return that month.

The fund’s positioning

Despite the recent pain in the convertibles market, it is important to remember that the portfolio’s ultimate total return comes from the companies in which we invest. The portfolio is heavily weighted in short- to intermediate-term convertible bonds from companies that we believe are creditworthy. At the fiscal year-end, these bonds represented about 92% of our invested portfolio, with only 8% in convertible preferreds.

We remain in the crosscurrent of a mismatch between buyers and sellers and do not count on a sudden snapback in valuation. The overhang of potential redemptions from convertible arbitrage portfolios remains ominous and could take a few months to resolve. However, we believe firmly that company valuations will win out in the end, and bonds will trade higher (and closer to their par value). Despite the short-term dislocation and unusual market conditions, we are confident that we will achieve our long-term objective: equity-type returns with less volatility and less fundamental risk.

Larry W. Keele, CFA

Principal and Founder

Oaktree Capital Management, L.P.

December 12, 2008

Convertible Securities Fund

Fund Profile

As of November 30, 2008

Portfolio Characteristics

Number of Securities	113
Yield[1]	4.7%
Conversion Premium	92.0%
Average Weighted Maturity	3.6 years
Average Coupon	2.5%
Average Quality[2]	Ba2/BB
Average Duration	3.6 years
Foreign Holdings	6.7%
Turnover Rate	77%
Expense Ratio (11/30/2007)[3]	0.77%
Short-Term Reserves	8.0%

Distribution by Maturity
(% of fixed income portfolio)

Under 1 Year	6.1%
1–5 Years	76.4
5–10 Years	14.9
10–20 Years	2.6

Distribution by Credit Quality[2]
(% of fixed income portfolio)

Aaa/AAA	0.0%
Aa/AA	0.0
A/A	15.9
Baa/BBB	7.7
Ba/BB	17.2
B/B	17.3
Below B/B	6.0
Not Rated	35.9

Volatility Measures[4]
Fund Versus
Comparative Index[5]
R-Squared	0.96
Beta	0.93

Sector Diversification (% of market exposure)

Consumer Discretionary	3.1%
Consumer Staples	5.2
Energy	17.5
Financials	5.6
Health Care	33.1
Industrials	14.8
Information Technology	17.5
Materials	1.2
Telecommunication Services	2.0
Utilities	0.0

Ten Largest Holdings[6] (% of total net assets)

Transocean Inc.	oil and gas drilling	3.5%
Gilead Sciences Inc.	biotechnology	3.3
AMR Corp.	airlines	2.9
Teva Pharmaceutical
Financial	pharmaceuticals	2.9
Amgen Inc.	biotechnology	2.8
Bank of America Corp.	diversified financial
	services	2.7
Medtronic Inc.	health care
	equipment	2.3
Allergan, Inc.	pharmaceuticals	2.3
Cubist
Pharmaceuticals Inc.	biotechnology	2.2
Chesapeake Energy Corp.	oil and gas
	exploration and
	production	2.1
Top Ten		27.0%

1  30-day SEC yield. See the Glossary.

2  Ratings: Moody’s Investors Service, Standard & Poor’s.

3  The expense ratio shown is from the prospectus dated March 24, 2008. For the fiscal year ended November 30, 2008, the expense ratio was 0.71%.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5  Merrill Lynch All Convertibles–All Qualities Index.

6  The holdings listed exclude any temporary cash investments and equity index products.

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1998–November 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Convertible Securities Fund[1]	–34.81%	–0.67%	4.42%	$15,418
Dow Jones Wilshire 5000 Index	–38.84	–1.16	–0.19	9,807
Spliced Convertibles Index[2]	–39.76	–4.23	1.83	11,993
Average Convertible Securities Fund[3]	–38.12	–3.03	1.88	12,043

1  Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2  CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All Convertibles–All Qualities Index thereafter.

3  Derived from data provided by Lipper Inc.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 1998–November 30, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Convertible Securities Fund[2]	6/17/1986	–16.19%	5.64%	3.78%	3.88%	7.66%

1  CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All Convertibles–All Qualities Index thereafter.

2  Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

Convertible Securities Fund

Financial Statements

Statement of Net Assets

As of November 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Convertible Bonds (84.1%)
Consumer Discretionary (2.9%)
1	American Real Estate	4.000%	8/15/13	4,170	1,835
	Ford Motor Co.	4.250%	12/15/36	7,055	2,169
1	Iconix Brand Group	1.875%	6/30/12	8,455	4,143
	Interpublic Group	4.250%	3/15/23	15,875	10,636
1	Stewart Enterprises	3.125%	7/15/14	4,245	1,825
					20,608
Consumer Staples (4.4%)
1	Archer-Daniels-Midland Co.	0.875%	2/15/14	4,820	4,218
	Archer-Daniels-Midland Co.	0.875%	2/15/14	7,910	6,921
	Chattem Inc.	1.625%	5/1/14	6,960	7,729
	Molson Coors Brewing Co.	2.500%	7/30/13	7,475	7,998
	Smithfield Foods Inc.	4.000%	6/30/13	4,085	2,104
	Tyson Foods Inc.	3.250%	10/15/13	4,060	2,878
					31,848
Energy (16.0%)
	Bill Barrett Corp.	5.000%	3/15/28	9,235	6,245
	Bristow Group	3.000%	6/15/38	6,385	3,264
	Cameron International Corp.	2.500%	6/15/26	3,540	3,275
	Carrizo Oil & Gas	4.375%	6/1/28	14,550	7,275
	Chesapeake Energy Corp.	2.250%	12/15/38	30,950	14,701
	Goodrich Petroleum Corp.	3.250%	12/1/26	11,565	9,397
	Hornbeck Offshore Services	1.625%	11/15/26	11,965	6,459
	Massey Energy Co.	3.250%	8/1/15	3,350	1,633
	Parker Drilling	2.125%	7/15/12	2,700	1,806
1	Patriot Coal Corp.	3.250%	5/31/13	5,740	2,892
	Pennsylvania Virginia Co.	4.500%	11/15/12	9,220	6,638
	Pioneer Natural Resources	2.875%	1/15/38	2,945	1,958
	St. Mary Land & Exploration	3.500%	4/1/27	16,675	10,672
1	Superior Energy Services, Inc.	1.500%	12/15/26	3,440	2,335
	Superior Energy Services, Inc.	1.500%	12/15/26	10,825	7,347
	Transocean Inc.	1.500%	12/15/37	3,290	2,468
	Transocean Inc.	1.500%	12/15/37	15,300	11,934
	Transocean Inc.	1.625%	12/15/37	12,740	10,781
	Trico Marine	3.000%	1/15/27	7,415	2,150
1	Trico Marine	6.500%	5/15/28	3,830	1,494
					114,724

Convertible Securities Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Financials (0.2%)
	CapitalSource Inc.	7.250%	7/15/37	3,340	1,904

Health Care (29.1%)
	Allergan, Inc.	1.500%	4/1/26	7,760	7,236
1	Allergan, Inc.	1.500%	4/1/26	10,005	9,330
	Alpharma Inc.	2.125%	3/15/27	6,740	8,231
	American Medical Systems Holdings, Inc.	3.250%	7/1/36	3,780	2,495
	Amerigroup Corp.	2.000%	5/15/12	11,205	8,138
	Amgen Inc.	0.125%	2/1/11	13,070	11,812
	Amgen Inc.	0.375%	2/1/13	9,440	8,142
	Chemed Corp.	1.875%	5/15/14	2,610	1,755
	China Medical Technologies	4.000%	8/15/13	9,235	4,381
	Cubist Pharmaceuticals Inc.	2.250%	6/15/13	17,555	15,514
1	Cyberonics Inc.	3.000%	9/27/12	5,265	3,383
1	Gilead Sciences Inc.	0.500%	5/1/11	17,810	21,194
	Gilead Sciences Inc.	0.500%	5/1/11	1,745	2,077
	Hologic Inc.	2.000%	12/15/37	17,130	10,023
1	Integra Lifesciences	2.375%	6/1/12	7,790	5,190
1	Inverness Medical Innovations Inc.	3.000%	5/15/16	8,400	5,093
	Invitrogen Corp.	1.500%	2/15/24	11,500	8,596
	Invitrogen Corp.	3.250%	6/15/25	6,455	5,398
	Kendle International Inc.	3.375%	7/15/12	3,515	2,403
	Lifepoint Hospital, Inc.	3.500%	5/15/14	3,825	2,132
1	Medtronic Inc.	1.500%	4/15/11	820	732
	Medtronic Inc.	1.500%	4/15/11	17,780	15,869
1	Nuvasive Inc.	2.250%	3/15/13	8,095	7,215
1	PSS World Medical Inc.	3.125%	8/1/14	5,875	5,442
	SFBC International, Inc.	2.250%	8/15/24	9,190	6,709
	Teva Pharmaceutical Financial	1.750%	2/1/26	20,398	20,882
	Valeant Pharmaceuticals International	3.000%	8/16/10	3,595	3,056
	Valeant Pharmaceuticals International	4.000%	11/15/13	1,170	971
1	Wilson Greatbatch	2.250%	6/15/13	6,010	4,755
					208,154
Industrials (13.3%)
1	AAR Corp.	1.625%	3/1/14	5,110	3,238
	Albany International Corp.	2.250%	3/15/26	2,355	1,345
1	Alliant Techsystems Inc.	2.750%	9/15/11	6,675	6,516
	AMR Corp.	4.500%	2/15/24	22,175	21,066
1	Barnes Group Inc.	3.375%	3/15/27	6,080	4,651
	Barnes Group Inc.	3.375%	3/15/27	2,490	1,905
	Covanta Holding	1.000%	2/1/27	10,915	9,305
	Energy Conversion Devices, Inc.	3.000%	6/15/13	5,055	2,521
1	General Cable Corp.	1.000%	10/15/12	12,580	6,667
	JA Solar Holdings Co. Ltd.	4.500%	5/15/13	1,890	487
	L-3 Communications Corp.	3.000%	8/1/35	14,312	13,221
	SunPower Corp.	0.750%	8/1/27	5,840	3,457
	Suntech Power Holdings	0.250%	2/15/12	3,171	1,918
1	Suntech Power Holdings	3.000%	3/15/13	11,380	3,798
	Triumph Group	2.625%	10/1/26	3,815	3,238
	UAL Corp.	4.500%	6/30/21	11,775	5,613
1	Waste Connections, Inc.	3.750%	4/1/26	4,185	3,960
	Waste Connections, Inc.	3.750%	4/1/26	2,280	2,157
					95,063

Convertible Securities Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Information Technology (16.0%)
1	Alliance Data Systems, Inc.	1.750%	8/1/13	6,085	4,305
	Arris Group, Inc.	2.000%	11/15/26	6,805	4,068
	CACI International Inc.	2.125%	5/1/14	5,175	4,748
1	CACI International Inc.	2.125%	5/1/14	1,575	1,445
	Ciena Corp.	0.250%	5/1/13	18,620	9,617
	CommScope, Inc.	1.000%	3/15/24	9,490	9,039
	CSG Systems International, Inc.	2.500%	6/15/24	5,915	4,821
	EMC Corp.	1.750%	12/1/11	13,995	12,858
	Equinix Inc.	2.500%	4/15/12	17,880	10,782
	Equinix Inc.	3.000%	10/15/14	2,520	1,345
	FEI Co.	2.875%	6/1/13	5,605	4,645
	Flextronics International Ltd.	1.000%	8/1/10	4,065	3,191
	Informatica Corp.	3.000%	3/15/26	6,990	6,343
1	Lawson Software Inc.	2.500%	4/15/12	9,355	6,443
	Lawson Software Inc.	2.500%	4/15/12	3,705	2,552
	Magma Design Automation Inc.	2.000%	5/15/10	235	159
1	Magma Design Automation Inc.	2.000%	5/15/10	2,086	1,411
1	NetApp Inc.	1.750%	6/1/13	12,090	8,539
	ON Semiconductor	2.625%	12/15/26	18,745	9,302
	Symantec Corp.	0.750%	6/15/11	8,330	7,081
1	Synnex Corp.	4.000%	5/15/18	2,435	1,732
					114,426
Materials (1.1%)
1	Kinross Gold Corp.	1.750%	3/15/28	5,045	3,607
1	Rayonier TRS Holdings Inc.	3.750%	10/15/12	4,940	4,150
					7,757
Telecommunication Services (1.1%)
	NII Holdings	3.125%	6/15/12	300	166
1	SBA Communications Corp.	1.875%	5/1/13	13,300	7,481
					7,647
Total Convertible Bonds (Cost $840,469)					602,131

				Shares
Convertible Preferred Stocks (7.4%)
Consumer Staples (0.3%)
	Archer-Daniels-Midland Co.	6.250%		55,400	1,937

Financials (4.9%)
	Aspen Insurance Holdings, Ltd.	5.625%		165,460	5,336
	Bank of America Corp.	7.250%		31,940	19,523
	Citigroup Inc.	6.500%		166,400	4,358
	KeyCorp	7.750%		76,700	5,572
					34,789
Health Care (1.2%)
†	Inverness Medical Innovations Inc.	3.000%		57,957	6,407
	Schering-Plough Corp.	6.000%		16,000	2,475
					8,882
Industrials (0.3%)
	Continental Airlines Financial Trust	6.000%		114,900	2,032

Convertible Securities Fund

			Market
			Value•
	Coupon	Shares	($000)
Telecommunication Services (0.7%)
Crown Castle International Corp.	6.250%	157,800	5,247
Total Convertible Preferred Stocks (Cost $90,590)			52,887
Temporary Cash Investment (8.0%)
2 Vanguard Market Liquidity Fund
(Cost $56,934)	2.116%	56,933,871	56,934
Total Investments (99.5%) (Cost $987,993)			711,952
Other Assets and Liabilities (0.5%)
Other Assets			7,762
Liabilities			(3,947)
			3,815
Net Assets (100%)
Applicable to 80,780,114 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			715,767
Net Asset Value Per Share			$8.86

At November 30, 2008, net assets consisted of:
			Amount
			($000)
Paid-in Capital			1,056,313
Undistributed Net Investment Income			5,438
Accumulated Net Realized Losses			(69,943)
Unrealized Appreciation (Depreciation)			(276,041)
Net Assets			715,767

•  See Note A in Notes to Financial Statements.

†  Payment-in-kind security.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities was $149,019,000, representing 20.8% of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2008
($000)
Investment Income
Income
Dividends	7,073
Interest[1]	28,204
Total Income	35,277
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,134
Performance Adjustment	1,320
The Vanguard Group—Note C
Management and Administrative	1,572
Marketing and Distribution	217
Custodian Fees	8
Auditing Fees	29
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	6,305
Net Investment Income	28,972
Realized Net Gain (Loss) on Investment Securities Sold	(69,374)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(317,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	(357,854)

1  Interest income from an affiliated company of the fund was $1,274,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,972	22,207
Realized Net Gain (Loss)	(69,374)	64,494
Change in Unrealized Appreciation (Depreciation)	(317,452)	3,425
Net Increase (Decrease) in Net Assets Resulting from Operations	(357,854)	90,126
Distributions
Net Investment Income	(33,367)	(27,011)
Realized Capital Gain[1]	(48,731)	(49,952)
Total Distributions	(82,098)	(76,963)
Capital Share Transactions
Issued	431,344	207,475
Issued in Lieu of Cash Distributions	73,425	68,629
Redeemed[2]	(220,694)	(144,621)
Net Increase (Decrease) from Capital Share Transactions	284,075	131,483
Total Increase (Decrease)	(155,877)	144,646
Net Assets
Beginning of Period	871,644	726,998
End of Period[3]	715,767	871,644

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $28,823,000 and $24,339,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $388,000 and $185,000.

3  Net Assets—End of Period includes undistributed net investment income of $5,438,000 and $9,231,000. See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.95	$14.81	$13.57	$13.62	$13.05
Investment Operations
Net Investment Income	.401	.420	.430	.290	.390
Net Realized and Unrealized Gain (Loss)
on Investments	(5.170)	1.250	1.620	.480	.600
Total from Investment Operations	(4.769)	1.670	2.050	.770	.990
Distributions
Dividends from Net Investment Income	(.501)	(.510)	(.380)	(.320)	(.420)
Distributions from Realized Capital Gains	(.820)	(1.020)	(.430)	(.500)	—
Total Distributions	(1.321)	(1.530)	(.810)	(.820)	(.420)
Net Asset Value, End of Period	$8.86	$14.95	$14.81	$13.57	$13.62

Total Return[1]	–34.81%	12.34%	15.70%	5.92%	7.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$716	$872	$727	$552	$959
Ratio of Total Expenses to
Average Net Assets[2]	0.71%	0.77%	0.87%	0.86%	0.68%
Ratio of Net Investment Income to
Average Net Assets	3.28%	2.83%	3.14%	2.18%	2.94%
Portfolio Turnover Rate	77%	116%	138%	86%	123%

1  Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.15%, 0.16%, 0.22%, 0.20%, and 0.06%. See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008) and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Merrill Lynch All Convertibles–All Qualities Index. For the year ended November 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets before an increase of $1,320,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2008, the fund had contributed capital of $72,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Convertible Securities Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2008, the fund realized gains of $423,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2008, the fund realized net gains of $179,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at November 30, 2008, the fund had $7,292,000 of ordinary income available for distribution. The fund had available realized losses of $69,976,000 to offset future net capital gains through November 30, 2016.

At November 30, 2008, the cost of investment securities for tax purposes was $988,016,000. Net unrealized depreciation of investment securities for tax purposes was $276,064,000, consisting of unrealized gains of $5,725,000 on securities that had risen in value since their purchase and $281,789,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2008, the fund purchased $854,026,000 of investment securities and sold $646,463,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	35,899	14,411
Issued in Lieu of Cash Distributions	5,474	4,965
Redeemed	(18,911)	(10,137)
Net Increase (Decrease) in Shares Outstanding	22,462	9,239

Convertible Securities Fund

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	109,821
Level 2—Other significant observable inputs	602,131
Level 3—Significant unobservable inputs	—
Total	711,952

Report of Independent Registered

Public Accounting Firm

To the Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 20, 2009

Special 2008 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,938,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,224,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 16.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund[1]
Periods Ended November 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–34.81%	–0.67%	4.42%
Returns After Taxes on Distributions	–36.60	–2.58	2.24
Returns After Taxes on Distributions and Sale of Fund Shares	–21.59	–1.07	2.80

1  Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2008	11/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$657.37	$3.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.41	3.70

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.73%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	James M. Norris
Mortimer J. Buckley	Ralph K. Packard
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Michael S. Miller

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2008: $29,000

Fiscal Year Ended November 30, 2007: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2008: $3,055,590

Fiscal Year Ended November 30, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2008: $626,240

Fiscal Year Ended November 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2008: $0

Fiscal Year Ended November 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Convertible Securities Fund

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Convertible Securities Fund

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Vanguard Convertible Securities Fund

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.